Exhibit 99.3

UNAUDITED  PRO FORMA CONSOLIDATED FINANCIAL DATA

Biophan Technologies, Inc. (" Biophan" or the "Company") acquired a 51% ownership interest in aMRIs GmbH ("aMRIs") on February 24, 2005. Additionally, on the same date, aMRIs acquired a 58.4% interest in MR:Comp GmbH ("MR:Comp"). These acquisition were treated as purchases for accounting purposes.

The unaudited consolidated balance sheet as of February 28, 2005 reflects the acquisitions that occurred on February 24, 2005.

The pro forma statement of operations is presented as if the acquisitions were consummated on March 1, 2004. Pro forma adjustments are described in notes to the pro forma statement.

Biophan's February 28, 2005 information was derived from its unaudited consolidated financial statements. The information for aMRIs and MR:Comp was derived from their audited financial statements as of and for the year ended February 23, 2005. Activity from February 24 through February 28, 2005 was not material.

The pro forma statement of operations is for illustrative purposes only and should be read in conjunction with the separate historical financial statements of Biophan, aMRIs and MR:Comp, and the notes thereto and with the accompanying notes to the pro forma statement. The pro forma statement of operations may not be indicative of either future results of operations or the results that would have actually occurred if the acquisitions had been consummated on March 1, 2004. The pro forma statement is based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances.

The purchase price allocation is based upon management estimates and a preliminary independent appraisal of the fair value of assets acquired and liabilities assumed. The preliminary independent appraisal includes a valuation of certain intellectual property rights acquired. Upon completion of the appraisal, the actual amounts may differ significantly from the preliminary results.

                   BIOPHAN TECHNOLOGIES, INC. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                FEBRUARY 28, 2005


Current Assets:
  Cash                                                             $    753,288
  Stock subscription receivable                                       1,050,000
  Due from related parties                                              220,959
  Prepaid expenses                                                      132,934
                                                                   ------------
                                                                      2,157,181

Property and equipment, net                                              73,518

Other Assets:
  Intellectual property rights                                          997,738
  Investment                                                            100,000
  Security deposit                                                        2,933
                                                                   ------------
                                                                      1,100,671
                                                                   ------------
                                                                   $  3,331,370
                                                                   ============

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:                                               $    200,000
  Note payable                                                        1,037,103
  Accounts payable and accrued expenses                               1,037,103
  Deferred revenues                                                     225,000
                                                                   ------------
                                                                      1,462,103

Stockholders' Equity :
  Common stock                                                          371,589
  Additional paid-in capital                                         18,982,952
                                                                   ------------
                                                                     19,354,541

  Deficit accumulated  during the
    development stage                                               (17,485,274)
                                                                   ------------
                                                                      1,869,267
                                                                   ------------
                                                                   $  3,331,370
                                                                   ============

Reflects the estimated purchase accounting for the aMRIs acquisition based upon certain management estimates and a preliminary independent appraisal of the fair value of assets acquired and liabilities assumed. The preliminary independent appraisal includes a valuation of intellectual property rights acquired as well as other assets. The purchase price consisted of the following:

      Cash paid                                                     $   132,500
      Promissory note issued                                            200,000
      Amount payable in cash                                             92,500
      Amount payable in restricted stock                                134,000
      Restricted stock issued                                           134,000
      Direct acquisition costs                                          234,330
                                                                    -----------
                                                                    $   927,330
                                                                    ===========

The allocation of the purchase price, subject to completion of an independent appraisal, is as follows:

      Purchase price and acquisition costs                         $    927,330
      Liabilities assumed                                               178,384
                                                                   ------------
                                                                   $  1,105,714
                                                                   ============
      Allocated to:
            Intellectual property rights                           $    927,738
            Current assets                                              176,954
            Equipment                                                     1,022
                                                                   ------------
                                                                   $  1,105,714
                                                                   ============

                   BIOPHAN TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 2005

                                                 aMRIs/MR:Comp
                                                   (Acquired                            Pro forma, as
                                 Biophan           Companies)         Adjustments         adjusted
                               ------------       ------------       ------------       ------------
Operating expenses:
  Research and development     $  2,629,980                   (b)    $    107,058       $  2,737,038
  General and administrative      3,337,185       $     98,115(c)          70,000          3,505,300
                               ------------       ------------       ------------       ------------
                                  5,967,165             98,115            177,058          6,242,338
                               ------------       ------------       ------------       ------------

Operating loss                   (5,967,165)           (98,115)          (177,058)        (6,242,338)

Other income                        173,618             73,127                               246,745
                               ------------       ------------       ------------       ------------
Net loss                       $ (5,793,547)      $    (24,988)      $   (177,058)      $ (5,995,593)
                               ============       ============       ============       ============

Loss per common share-basic
  and diluted                  $      (0.08)      $      (0.00)                         $      (0.08)
                               ============       ============                          ============

Weighted average shares
  outstanding                    69,260,605         69,260,605                            69,260,605
                               ============       ============                          ============

(a) Reflects the combination of the results of operations of Biophan and the combined operations of aMRIs and MR:Comp as if the acquisitions had occurred on March 1, 2004.

(b) Reflects adjustments to research and development expense ($47,058) for the estimated amortization of the intellectual property rights acquired over their 17-year life and the salary of Dr. Melzer ($60,000) as per the Employment Agreement entered into on the date of the acquisitions.

(c) Reflects an adjustment for the salary of Dr. Friebe as per the Employment Agreement entered into on the date of the acquisitions.